UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2018

HUBBELL INCORPORATED

(Exact name of registrant as specified in its charter)

CONNECTICUT	1-2958	06-0397030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Waterview Drive Shelton, Connecticut		06484
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (475) 882-4000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

On January 31, 2018, Hubbell Incorporated (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and HSBC Securities (USA) Inc., as representatives of the several underwriters named in Schedule I thereto (collectively, the “Underwriters”), relating to the Company’s public offering of $450,000,000 aggregate principal amount of its 3.500% Senior Notes due 2028 (the “Notes”). The Company expects to use the net proceeds from the offering of the Notes, together with cash on hand and proceeds from (i) borrowings under the Company’s term loan facility and (ii) borrowings under the Company’s revolving credit facility and/or issuances of commercial paper, to finance the acquisition of Meter Readings Holding Group, LLC (“Aclara”), the repayment of certain existing indebtedness of Aclara and its subsidiaries and the transactions contemplated by or related to, and the payment of the fees, costs and expenses in connection with, the foregoing.

The offering of the Notes was made pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-209532), filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 16, 2016. The Company expects the offering of the Notes to close on February 2, 2018, subject to customary closing conditions.

Pursuant to the Underwriting Agreement, the Company agreed to sell the Notes to the Underwriters and the Underwriters agreed to purchase the Notes for resale to the public. The Underwriting Agreement includes customary representations, warranties and covenants by the Company. The Underwriting Agreement also provides for customary indemnification by each of the Company and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Also on January 31, 2018, the Company issued a press release announcing the pricing of the Notes, which press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of January 31, 2018, by and between Hubbell Incorporated and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and HSBC Securities (USA) Inc., as Representatives of the several Underwriters listed in Schedule I thereto.

99.1	Press release of Hubbell Incorporated, issued on January 31, 2018.

Forward-Looking Statements

Certain statements contained herein may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements concerning certain plans, expectations, goals, projections, and statements about the benefits of the proposed acquisition, the Company’s plans, objectives, expectations and intentions, the expected timing of completion of the transaction, and other statements that are not strictly historic in nature. In addition, all statements regarding anticipated growth or improvement in operating results, anticipated market conditions, and economic recovery are forward-looking. These statements may be identified by the use of forward-looking words or phrases such as “target”, “believe”, “continues”, “improved”, “leading”, “improving”, “continuing growth”, “continued”, “ranging”, “contributing”, “primarily”, “plan”, “expect”, “anticipated”, “expected”, “expectations”, “should result”, “uncertain”, “goals”, “projected”, “on track”, “likely”, “intend” and others. Such forward-looking statements are based on the Company’s current expectations and involve numerous assumptions, known and unknown risks, uncertainties and other factors which may cause actual and future performance or achievements of the Company to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to: achieving sales levels to fulfill revenue expectations; unexpected costs or charges, certain of which may be outside the control of the Company; expected benefits of productivity improvements and cost reduction actions; pension expense; effects of unfavorable foreign currency exchange rates; price and material costs; general economic and business conditions; the impact of and the ability to complete strategic acquisitions and integrate acquired companies; the ability to effectively develop and introduce new products, expand into new markets and deploy capital; the possibility that the proposed transaction does not close when expected or at all because required regulatory approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all; the risk that the financing required to fund the transaction is not obtained; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; uncertainties as to the timing of the transaction; competitive responses to the transaction; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies; diversion of management’s attention from ongoing business operations and opportunities; the Company’s ability to complete the acquisition and integration of Aclara successfully; litigation relating to the transaction; the impact of recently enacted U.S. tax legislation; and other factors described in the Company’s Securities and Exchange Commission filings, including the “Business”, “Risk Factors”, and “Quantitative and Qualitative Disclosures about Market Risk” Sections in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of January 31, 2018, by and between Hubbell Incorporated and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and HSBC Securities (USA) Inc., as Representatives of the several Underwriters listed in Schedule I thereto.

99.1	Press release of Hubbell Incorporated, issued on January 31, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 31, 2018

HUBBELL INCORPORATED

By:	/s/ An-Ping Hsieh
Name:	An-Ping Hsieh
Title:	Senior Vice President, General Counsel and Secretary

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